CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT

This Convertible Note and Warrant Purchase Agreement, dated as of February 28, 2012 (this “Agreement”), is entered into by and among VistaGen Therapeutics, Inc., a Nevada corporation (the “Company”), and the other signatories hereto (each a “Lender” and collectively, the  “Lenders”).

RECITALS

A. On the terms and subject to the conditions set forth herein, Lenders are willing to purchase from Company and Company is willing to issue and sell to Lenders, Convertible Promissory Notes in the principal amount of up to Three Million Dollars ($3,000,000), substantially in the form attached hereto as Exhibit A (each a  “Note” and collectively, the “Notes”);

B. As additional consideration for the issuance of the Notes by the Company, the Company is issuing to the Lenders warrants, in substantially the form attached hereto as Exhibit B (“Warrants”), to purchase that number of shares of the Company’s common stock, $0.001 par value per share, equal to 150% of the total principal amount of Notes purchased pursuant to this Agreement by each Lender, divided by $2.75 (the “Warrant Shares”); and

C. In connection with purchase of Notes and Warrants pursuant to this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in substantially the form attached hereto as Exhibit C (the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder.  This Agreement, the Notes, the Warrants, the Registration Rights Agreement and the Escrow Agreement (as defined herein) are referred to herein collectively as the “Transaction Documents”).

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, and the representations, warranties, and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Issuance and Sale of the Note and Warrants.  In reliance upon the representations, warranties and covenants of the parties set forth herein, the Company agrees to issue, sell and deliver to each Lender, and each Lender agrees, severally and not jointly, to purchase from the Company a Note in the principal amount set forth below Lender’s name on the signature page hereto, which Note shall include a Warrant exercisable for that number of Warrant Shares set forth below Lender’s name on the signature page hereto.  The purchase price for the Note and Warrant shall be equal to the principal amount indicated on the face of the Note and set forth below Lender’s name on the signature page hereto.  The Company and the Lender are executing and delivering this Agreement and issuing the Notes and Warrants in accordance with and in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), including Regulation D (“Regulation D”), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder.  The Notes, the Warrants and the Warrant Shares are sometimes collectively referred to herein as the “Securities”.

2. Closing; Delivery.  The Company will deliver to Lenders the Notes against receipt by the Company of the purchase price for the Notes in an aggregate purchase price of up to Three Million Dollars ($3,000,000) (the “Purchase Price”).  Each Warrant shall be issued within three (3) business days following the receipt by the Company of the purchase price for the Note.  The initial closing (the “Initial Closing”) of the purchase and sale of the Notes and Warrants to be acquired by the Lenders from the Company under this Agreement shall take place at such time as Lenders have executed this Agreement to purchase at least Five Hundred Thousand Dollars ($500,000) principal amount of Notes (the “Closing”), and all of the conditions set forth in Sections 5 and 6 hereof and applicable to the Closing shall have been fulfilled or waived in accordance herewith (the “Closing Date”).  At the Initial Closing, each Lender shall deliver its Purchase Price by wire transfer to an escrow account designated by the escrow agent in the Escrow Agreement substantially in the form attached hereto as Exhibit D (“Escrow Agreement”).  After the Initial Closing, the Company may conduct any number of additional closings (each, an “Additional Closing”) until $3,000,000 principal amount of Notes have been issued and sold to the Lenders.  At each Additional Closing, each Lender shall deliver its Purchase Price by wire transfer to an escrow account designated by the escrow agent.

3. Representations and Warranties of the Company. Subject to any exceptions set forth in schedules attached hereto, and except as set forth in Commission Documents, as such term is defined in Section 3(g) below, which schedules and Commission Documents are incorporated herein by this reference, the Company hereby represents and warrants to each Lender that:

(a) Organization and Standing.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as now conducted and proposed to be conducted.  The Company does not have any Subsidiaries (as defined in Section 3(h)) or own securities of any kind in any other entity. The Company and each such Subsidiary (as defined in Section 3(h)) is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect.  For the purposes of this Agreement, “Material Adverse Effect” means any material adverse effect on the business, operations, properties, prospects, or financial condition of the Company and its Subsidiaries and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations under this Agreement in any material respect.

(b) Corporate Power.  The Company has all requisite legal and corporate power to enter into, execute and deliver the Transaction Documents.  This Agreement, and, upon issuance, the Notes and Warrants will be, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors’ rights.

(c) Authorization.  All corporate and legal action on the part of the Company, its officers, directors and shareholders necessary for the execution and delivery of the Transaction Documents, the sale and issuance of the Note and the Warrants, and the performance of the Company’s obligations hereunder and under the other Transaction Documents, have been taken.  When paid for and issued in accordance with the terms hereof, the Notes shall be validly issued and outstanding, free and clear of all liens, encumbrances and rights of refusal of any kind.  When the Warrant Shares are issued and paid for in accordance with the terms of this Agreement, such Warrant Shares will be duly authorized by all necessary corporate action and validly issued and outstanding, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of refusal of any kind and the holders shall be entitled to all rights accorded to a holder of Common Stock.

(d) Capitalization.  The authorized capital stock of the Company as of the date hereof is set forth on Schedule 3(d) hereto.  All of the outstanding shares of the Common Stock and any other outstanding security of the Company have been duly and validly authorized and validly issued, fully paid and nonassessable. Except as set forth in this Agreement, no shares of Common Stock or any other security of the Company are entitled to preemptive rights, registration rights, rights of first refusal or similar rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company.  Except for customary transfer restrictions contained in agreements entered into by the Company in order to sell restricted securities, the Company is not a party to or bound by any agreement or understanding granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities.  The Company is not a party to, and it has no knowledge of, any agreement or understanding restricting the voting or transfer of any shares of the capital stock of the Company.  Except as disclosed below, (i) there are no outstanding debt securities, or other form of material debt of the Company or any of its Subsidiaries, (ii) there are no contracts, commitments, understandings, agreements or arrangements under which the Company or any of its Subsidiaries is required to register the sale of any of their securities under the Securities Act, (iii) there are no outstanding securities of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings, agreements or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries, (iv) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities, (v) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements, or any similar plan or agreement and (vi) as of the date of this Agreement, to the Company’s and each of its Subsidiaries’ knowledge, no person or group of related persons beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Exchange Act (as defined below)) or has the right to acquire by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of 5% of the Common Stock.  Any person with any right to purchase securities of the Company that would be triggered as a result of the transactions contemplated hereby or by any of the other Transaction Documents has waived such rights or the time for the exercise of such rights has passed, except where failure of the Company to receive such waiver would not have a Material Adverse Effect.  There are no options, warrants or other outstanding securities of the Company (including, without limitation, any equity securities issued pursuant to any Company Plan) the vesting of which will be accelerated by the transactions contemplated hereby or by any of the other Transaction Documents.  None of the transactions contemplated by this Agreement or by any of the other Transaction Documents shall cause, directly or indirectly, the acceleration of vesting of any options issued pursuant the Company’s stock option plans.

(e) No Conflicts.                                The execution, delivery and performance by the Company of its obligations under the Transaction Documents will not: (i) conflict with or result in a breach of or a default under any of the terms or provisions of, (A) the Company's certificate of incorporation (the “Certificate”) or by-laws (”Bylaws”), or (B) any material provision of any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its material properties or assets (including, without limitation, the Collateral) is bound, (ii) result in a violation of any material provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, Federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company, or any of its material properties or assets or (iii) result in the creation or imposition of any material lien, charge or encumbrance upon any material property or assets of the Company or any of its subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of their property or any of them is subject except, in the case of clauses (ii) and (iii), for such violations, breaches, conflicts, defaults or other occurrences which, individually or in the aggregate, would not have a Material Adverse Effect.

(f) No Approvals. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of the Transaction Documents.

(g) Commission Documents, Financial Statements.  The Common Stock of the Company is registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act (all of the foregoing including filings incorporated by reference therein being referred to herein as the “Commission Documents”).  At the times of their respective filings, the Form 10-Q for the fiscal quarters ended June 30, 2011, September 30, 2011 and December 31, 2011 (collectively, the “Form 10-Q”) and the Form 8-K dated May 16, 2011, as amended, (the “Form 8-K”) complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and the Form 10-Q and Form 8-K did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  As of their respective dates, the financial statements of the Company included in the Commission Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission.  Such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company and its Subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

(h) Subsidiaries. Schedule 3(h) hereto sets forth each Subsidiary of the Company, showing the jurisdiction of its incorporation or organization and showing the percentage of each person’s ownership of the outstanding stock or other interests of such Subsidiary.  For the purposes of this Agreement, “Subsidiary” shall mean any corporation or other entity of which at least a majority of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other Subsidiaries.  All of the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued, and are fully paid and nonassessable.  There are no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon any Subsidiary for the purchase or acquisition of any shares of capital stock of any Subsidiary or any other securities convertible into, exchangeable for or evidencing the rights to subscribe for any shares of such capital stock.  Neither the Company nor any Subsidiary is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of the capital stock of any Subsidiary or any convertible securities, rights, warrants or options of the type described in the preceding sentence.  Neither the Company nor any Subsidiary is party to, nor has any knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of any Subsidiary.

(i) No Material Adverse Change.  Since December 31, 2011, the Company has not experienced or suffered any Material Adverse Effect.

(j) No Undisclosed Liabilities.  Neither the Company nor any of its Subsidiaries has incurred any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) other than those incurred in the ordinary course of the Company’s or its Subsidiaries respective businesses or which, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect.

(k) No Undisclosed Events or Circumstances.  Since December 31, 2011, no event or circumstance has occurred or exists with respect to the Company or its Subsidiaries or their respective businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

(l) Indebtedness.  Schedule 3(l) hereto sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or Indebtedness for which the Company or any Subsidiary has commitments.  For the purposes of this Agreement, “Indebtedness” shall mean (a) any liabilities for borrowed money or amounts owed in excess of $100,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $100,000 due under leases required to be capitalized in accordance with GAAP.  Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(m) Title to Assets.  Each of the Company and the Subsidiaries has good and valid title to all of its real and personal property reflected in the Commission Documents, free and clear of any mortgages, pledges, charges, liens, security interests or other encumbrances, except for those that, individually or in the aggregate, do not cause a Material Adverse Effect.  Any leases of the Company and each of its Subsidiaries are valid and subsisting and in full force and effect.

(n) Actions Pending.  There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or other proceeding pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary which questions the validity of this Agreement or any of the other Transaction Documents or any of the transactions contemplated hereby or thereby or any action taken or to be taken pursuant hereto or thereto.  There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or other proceeding pending or, to the knowledge of the Company, threatened against or involving the Company, any Subsidiary or any of their respective properties or assets, which individually or in the aggregate, would reasonably be expected, if adversely determined, to have a Material Adverse Effect.  There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any Subsidiary or any officers or directors of the Company or Subsidiary in their capacities as such, which individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(o) Compliance with Law.  The business of the Company and the Subsidiaries has been and, to the best of the Company’s knowledge is, presently being conducted in accordance with all applicable federal, state and local governmental laws, rules, regulations and ordinances, except where, individually or in the aggregate, the noncompliance therewith could not reasonably be expected to have a Material Adverse Effect.  The Company and each of its Subsidiaries have all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(p) Taxes.  The Company and each of the Subsidiaries has accurately prepared and filed all federal, state and other tax returns required by law to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of the Company and the Subsidiaries for all current taxes and other charges to which the Company or any Subsidiary is subject and which are not currently due and payable.  None of the federal income tax returns of the Company or any Subsidiary have been audited by the Internal Revenue Service.  The Company has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) of any nature whatsoever, whether pending or threatened against the Company or any Subsidiary for any period, nor of any basis for any such assessment, adjustment or contingency.

(q) Certain Fees.  The Company has not employed any broker or finder or incurred any liability for any brokerage or investment banking fees, commissions, finders’ structuring fees, financial advisory fees or other similar fees in connection with the Transaction Documents.

(r) Disclosure.  To the Company’s knowledge, neither the representations and warranties contained in this Section 3 or the schedules hereto nor any other documents, certificates or instruments furnished to the Lenders by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by this Agreement contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading.

(s) Operation of Business.  The Company and each of the Subsidiaries owns or possesses the rights to all patents, trademarks, domain names (whether or not registered) and any patentable improvements or copyrightable derivative works thereof, websites and intellectual property rights relating thereto, service marks, trade names, copyrights, licenses and authorizations which are necessary for the conduct of its business as now conducted without any conflict with the rights of others except where failure to own such property or possess such rights would not have a Material Adverse Effect.

(t) Environmental Compliance.  To the best of the Company’s knowledge, the Company and each of its Subsidiaries have obtained all material approvals, authorization, certificates, consents, licenses, orders and permits or other similar authorizations of all governmental authorities, or from any other person, that are required under any Environmental Laws.  “Environmental Laws” shall mean all applicable laws relating to the protection of the environment including, without limitation, all requirements pertaining to reporting, licensing, permitting, controlling, investigating or remediating emissions, discharges, releases or threatened releases of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, material or wastes, whether solid, liquid or gaseous in nature.  To the Company’s knowledge, the Company has all necessary governmental approvals required under all Environmental Laws as necessary for the Company’s business or the business of any of its subsidiaries.  Except for such instances as would not individually or in the aggregate have a Material Adverse Effect and to the knowledge of the Company, there are no past or present events, conditions, circumstances, incidents, actions or omissions relating to or in any way affecting the Company or its Subsidiaries that violate or may violate any Environmental Law after the Closing Date or that may give rise to any environmental liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study or investigation (i) under any Environmental Law, or (ii) based on or related to the manufacture, processing, distribution, use, treatment, storage (including without limitation underground storage tanks), disposal, transport or handling, or the emission, discharge, release or threatened release of any hazardous substance.

(u) Books and Records; Internal Accounting Controls.  The records and documents of the Company and its Subsidiaries accurately reflect in all material respects the information relating to the business of the Company and the Subsidiaries, the location of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company or any Subsidiary.  The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company’s board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate actions are taken with respect to any differences.

(v) Securities Act of 1933.  Based in material part upon the representations herein of the Lenders, the Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Securities hereunder.  Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy any of the Securities or similar securities to, or solicit offers with respect thereto from, or enter into any negotiations relating thereto with, any person, or has taken or will take any action so as to bring the issuance and sale of any of the Securities under the registration provisions of the Securities Act and applicable state securities laws.  Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Securities.

(w) Employees.  Neither the Company nor any Subsidiary has any collective bargaining arrangements or agreements covering any of its employees.  Neither the Company nor any Subsidiary has any employment contract, agreement regarding proprietary information, non-competition agreement, non-solicitation agreement, confidentiality agreement, or any other similar contract or restrictive covenant, relating to the right of any officer, employee or consultant to be employed or engaged by the Company or such Subsidiary required to be disclosed in the Commission Documents that is not so disclosed.  No officer, consultant or key employee of the Company or any Subsidiary whose termination, either individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect, has terminated or, to the knowledge of the Company, has any present intention of terminating his or her employment or engagement with the Company or any Subsidiary.

4. Representations and Warranties by Lender.   Each Lender represents and warrants severally and not jointly, to the Company as of the time of issuance of the Note and Warrant as follows:

(a) Organization and Standing.  If Lender is an entity, Lender is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite corporate or other entity power and authority to carry on its business as now conducted and proposed to be conducted.  If Lender is an entity, the address of its principal place of business is as set forth on the signature page hereto, and if Lender is an individual, the address of its principal residence is as set forth on the signature page hereto.

(b) Power.  If Lender is an entity, Lender has all requisite legal and corporate or other entity power and authority to enter into, execute and deliver each of the Transaction document to which it is a party.  Each Transaction Document to which Lender is a party has been duly and validly authorized, executed and delivered by Lender is the valid and binding obligation of Lender, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors’ rights.

(c) Authorization.  If Lender is an entity, all corporate or other entity and legal action on the part of Lender, its officers, directors, managers, shareholders, partners, or members, as applicable, necessary for the execution and delivery of the Transaction Documents to which it is a party, the purchase of the Note and the performance of Lender’s obligations such Transaction Documents have been taken.

(d) No Conflict; Required Filings and Consents.  Neither the execution and delivery of this Agreement or the other Transaction Documents by Lender nor the performance by Lender of its obligations hereunder will: (i) if Lender is an entity, conflict with Lender’s Certificate or Bylaws, or other similar organizational documents; (ii) violate any statute, law, ordinance, rule or regulation, applicable to Lender or any of the properties or assets of Lender; or (iii) violate, breach, be in conflict with or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or permit the termination of any provision of, or result in the termination of, the acceleration of the maturity of, or the acceleration of the performance of any obligation of Lender under, or result in the creation or imposition of any lien upon any properties, assets or business of Lender under, any material contract or any order, judgment or decree to which Lender is a party or by which it or any of its assets or properties is bound or encumbered except, in the case of clauses (ii) and (iii), for such violations, breaches, conflicts, defaults or other occurrences which, individually or in the aggregate, would not have a material adverse effect on its ability to perform its obligations under the Transaction Documents.

(e) Acquisition for Investment.  The Lender is purchasing the Note and Warrant Shares (collectively, the “Securities”) solely for its own account for the purpose of investment and not with a view to or for sale in connection with distribution.  The Lender does not have a present intention to sell any of the Securities, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of any of the Securities to or through any person or entity; provided, however, that by making the representations herein, such Lender does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with Federal and state securities laws applicable to such disposition.  The Lender acknowledges that it (i) has such knowledge and experience in financial and business matters such that Lender is capable of evaluating the merits and risks of Lender's investment in the Company, (ii) is able to bear the financial risks associated with an investment in the Securities, (iii) has been given full access to such records of the Company and to the officers of the Company as it has deemed necessary or appropriate to conduct its due diligence investigation, and (iv) has had the opportunity to ask representatives of the Company certain questions and request certain additional information regarding the finances, operations, business and prospects of the Company and has had any and all such questions and requests answered to its satisfaction.

(f) Rule 144.  The Lender understands that the Securities are “restricted securities” as defined in Rule 144, and must be held indefinitely unless such Securities are registered under the Securities Act or an exemption from registration is available.  The Lender acknowledges that such person is familiar with Rule 144 of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act (“Rule 144”), and that such Lender has been advised that Rule 144 permits resales only under certain circumstances.  The Lender understands that to the extent that Rule 144 is not available, such Lender will be unable to sell any Securities without either registration under the Securities Act or the existence of another exemption from such registration requirement.

(g) No General Solicitation.  The Lender acknowledges that the Securities were not offered to such Lender by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television, radio or the internet, or (ii) any seminar or meeting to which such Lender was invited by any of the foregoing means of communications.  The Lender, in making the decision to purchase the Securities, has relied upon independent investigation made by it and has not relied on any information or representations made by third parties.

(h) Accredited Investor.  The Lender is an “accredited investor” as such term is defined in Rule 501 of Regulation D under the Securities Act and as set forth in Exhibit E attached hereto and made a part hereof, and such Lender has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities.  Such Lender is not required to be registered as a broker-dealer under Section 15 of the Exchange Act and such Lender is not a broker-dealer.  The Lender acknowledges that an investment in the Securities is speculative and involves a high degree of risk.

5. Conditions Precedent to the Obligation of the Company to Close and to Sell the Securities.  The obligation hereunder of the Company to close and issue and sell the Securities to the Lenders at the Closing is subject to the satisfaction or waiver, at or before the Closing of the conditions set forth below.  These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.

(a) Accuracy of the Lenders’ Representations and Warranties.  The representations and warranties of each Lender shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of such date.

(b) Performance by the Lenders.  Each Lender shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Lenders at or prior to the Closing Date.

(c) No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d) Delivery of Purchase Price.  The Purchase Price for the Securities shall have been delivered to the Company on the Closing Date.

(e) Delivery of Transaction Documents.  The Transaction Documents shall have been duly executed and delivered by the Lenders and, with respect to the Escrow Agreement, the escrow agent, to the Company.

(f) Escrow Agreement.  At the Closing, the Lenders shall have executed and delivered the Escrow Agreement.

6. Conditions Precedent to the Obligation of the Lenders to Close and to Purchase the Securities.  The obligation hereunder of the Lenders to purchase the Securities and consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below.  These conditions are for the Lenders’ sole benefit and may be waived by the Lenders at any time in their sole discretion.

(a) Accuracy of the Company’s Representations and Warranties.  Each of the representations and warranties of the Company in this Agreement and the other Transaction Documents shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of such date.

(b) Performance by the Company.  The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

(c) No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d) No Proceedings or Litigation.  No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or any Subsidiary, or any of the officers, directors or affiliates of the Company or any Subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

(e) Notes.  At or prior to the Closing Date, the Company shall have delivered to the Lenders the Notes (in such denominations as each Lender may request).

(f) Secretary’s Certificate.  The Company shall have delivered to the Lenders a secretary’s certificate, dated as of the Closing Date, as to (i) the resolutions adopted by the Board of Directors approving the transactions contemplated hereby, (ii) the Certificate, (iii) the Bylaws, each as in effect at the Closing, and (iv) the authority and incumbency of the officers of the Company executing the Transaction Documents and any other documents required to be executed or delivered in connection therewith.

(g) Officer’s Certificate.  On the Closing Date, the Company shall have delivered to the Lenders a certificate signed by an executive officer on behalf of the Company, dated as of the Closing Date, confirming the accuracy of the Company’s representations, warranties and covenants as of the Closing Date and confirming the compliance by the Company with the conditions precedent set forth in paragraphs (b)-(d) of this Section 6 as of the Closing Date (provided that, with respect to the matters in paragraphs (d) of this Section 6, such confirmation shall be based on the knowledge of the executive officer after due inquiry).

(h) Material Adverse Effect.  No Material Adverse Effect shall have occurred at or before the Closing Date.

(i) Escrow Agreement.  At the Closing, the Lenders shall have executed and delivered the Escrow Agreement.

7. Covenants.  The Company covenants with each Lender as follows, which covenants are for the benefit of each Lender and their respective permitted assignees.

(a) Securities Compliance.  The Company shall notify the Commission in accordance with its rules and regulations, of the transactions contemplated by any of the Transaction Documents and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Lenders, or their respective subsequent holders.

(b) Compliance with Laws.  The Company shall comply, and cause each Subsidiary to comply, with all applicable laws, rules, regulations and orders, noncompliance with which would be reasonably likely to have a Material Adverse Effect.

(c) Keeping of Records and Books of Account.  The Company shall keep and cause each Subsidiary to keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and its Subsidiaries, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

(d) Other Agreements.  The Company shall not enter into any agreement in which the terms of such agreement would restrict or impair the right or ability to perform of the Company or any Subsidiary under any Transaction Document.

(e) Reporting Status. So long as a Lender beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the Commission pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

(f) Disclosure of Transaction.  The Company shall file with the Commission a Current Report on Form 8-K (the “Form 8-K”) describing the material terms of the transactions contemplated hereby (and attaching as exhibits thereto this Agreement, the form of Note, and any press release) as soon as practicable following the Closing Date but in no event more than four (4) Trading Days following the Closing Date. “Trading Day” means any day during which the principal exchange on which the Common Stock is traded shall be open for trading.

8.           Indemnification.

(a) General Indemnity.  The Company agrees to indemnify and hold harmless the Lenders (and their respective directors, officers, affiliates, agents, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by the Lenders as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Company herein.  Each Lender severally but not jointly agrees to indemnify and hold harmless the Company and its directors, officers, affiliates, agents, successors and assigns from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by the Company as result of any inaccuracy in or breach of the representations, warranties or covenants made by such Lender herein.  The maximum aggregate liability of each Lender pursuant to its indemnification obligations under this Section 8 shall not exceed the portion of the Purchase Price paid by such Lender hereunder.

(b) Indemnification Procedure.  Any party entitled to indemnification under this Section 8 (an “indemnified party”) will give written notice to the indemnifying party of any matters giving rise to a claim for indemnification; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 8 except to the extent that the indemnifying party is actually prejudiced by such failure to give notice.  In case any action, proceeding or claim is brought against an indemnified party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of the indemnified party a conflict of interest between it and the indemnifying party may exist with respect of such action, proceeding or claim, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party.  In the event that the indemnifying party advises an indemnified party that it will contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the indemnified party may, at its option, defend, settle or otherwise compromise or pay such action or claim.  In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the indemnified party’s costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder.  The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party, which relates to such action or claim.  The indemnifying party shall keep the indemnified party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto.  If the indemnifying party elects to defend any such action or claim, then the indemnified party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense.  The indemnifying party shall not be liable for any settlement of any action, claim or proceeding affected without its prior written consent.  Notwithstanding anything in this Section 8 to the contrary, the indemnifying party shall not, without the indemnified party’s prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the indemnified party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the indemnified party of a release from all liability in respect of such claim.  The indemnification required by this Section 8 shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, so long as the indemnified party irrevocably agrees to refund such moneys if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification.  The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the indemnified party against the indemnifying party or others, and (b) any liabilities the indemnifying party may be subject to pursuant to the law.

9. Participation Right. The Company currently anticipates an equity or equity based financing or a series of equity financings following the date of this Agreement resulting in gross proceeds to the Company totaling at least $4,000,000 on or before December 31, 2012 (a “Qualified Financing”). Each Lender shall have the right, but not the obligation, to participate in the Qualified Financing up to the Purchase Price set forth opposite such Lender’s name on the signature page attached hereto, on the terms and conditions of such Qualified Financing (the “Participation Right”). In connection with each Participation Right, the Company shall provide notice to each Lender of the terms and conditions of the Qualified Financing at least ten business days prior to the anticipated first closing of such Qualified Financing (“QF Notice”). Each Lender electing to exercise its Participation Right shall notify the Company, in writing, of such election at least five business days prior to the anticipated closing date set forth in the QF Notice (“Participation Notice”). In the event the Lender does not return a Participation Notice to the Company, the Participation Right granted hereunder shall terminate and be of no further force and effect.

10.           Miscellaneous

(a) Fees and Expenses.  Each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

(b) Confidentiality; Non-Public Information.   Lender acknowledges and agrees that that the existence of this Agreement and the information contained herein and in the other Transaction Documents is of a confidential nature and shall not, without the prior written consent of the Company, be disclosed by Lender to any person or entity, other than Lender’s personal financial and legal advisors for the sole purpose of evaluating an investment in the Company, and that it shall not, without the prior written consent of the Company, directly or indirectly, make any statements, public announcements or release to trade publications or the press with respect to the subject matter of this Agreement or the Note Agreement.  Lender further acknowledges and agrees that the information contained herein and in the other documents relating to this transaction may be regarded as material non-public information under United States federal securities laws, and that United States federal securities laws prohibit any person who has received material non-public information relating to the Company from purchasing or selling securities of the Company, or from communicating such information to any person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell securities of the Company.  Accordingly, until such time as any such non-public information has been adequately disseminated to the public, Lender shall not purchase or sell any securities of the Company, or communicate such information to any other person.

(c) Governing Law.  This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law principles, which would result in the application of the substantive law of another jurisdiction.  This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

(d) Consent to Jurisdiction; Venue.

The parties agree that venue for any dispute arising under this Agreement will lie exclusively in the state or federal courts located in California, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that California is not the proper venue.  The parties irrevocably consent to personal jurisdiction in the state and federal courts of the state of California.  The Company and each Lender consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing in this Section 10.2 shall affect or limit any right to serve process in any other manner permitted by law.  The Company and the Lenders hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to the Securities, this Agreement or the other Transaction Documents, shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party.  The parties hereby waive all rights to a trial by jury.

(e) Entire Agreement.  This Agreement together with the exhibits attached hereto constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof.

(f) Notices.  All notices and other communications required or permitted hereunder shall be in writing and shall be hand delivered or sent via facsimile, overnight courier service or mailed by certified or registered mail, postage prepaid, return receipt requested, addressed or sent to the addresses listed on the signature page hereto or at such other addresses as the parties shall have furnished to each other in writing.  Notices sent via hand delivery shall be effective when received, notices sent facsimile shall be effective upon written confirmation of transmission (if also sent by another form of notice permitted hereunder within 24 hours of sending the facsimile), notices sent by overnight courier shall be effective upon receipt, and notices mailed by certified or registered mail, postage prepaid return receipt requested, shall be effective five business days after deposit with the U.S. Postal Service.

(g) Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.  After the Closing, the assignment by a party to this Agreement of any rights hereunder shall not affect the obligations of such party under this Agreement.  The Lenders may assign the Securities and its rights under this Agreement and the other Transaction Documents and any other rights hereto and thereto without the consent of the Company.

(h) No Third Party Beneficiaries.  Except as contemplated by Section 9 hereof, this Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(i) Validity.  If any provision of this Agreement or the Note shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(j) Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

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IN WITNESS WHEREOF, the parties have caused this Note Purchase Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

ADDRESS:
                                                      VistaGen Therapeutics, Inc.:

By: /s/ Shawn Singh
Name:   Shawn Singh
Title:   Chief Executive Officer